UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011 (December 1, 2011)

POWER REIT
PITTSBURGH & WEST VIRGINIA RAILROAD
(Exact Name of Registrant as Specified in its Charter)

Maryland (Power REIT)	333-177802 (Power REIT)	45-3116572 (Power REIT)
Pennsylvania (Pittsburgh & West Virginia Railroad)	001-5447 (Pittsburgh & West Virginia Railroad)	25-6002536 (Pittsburgh & West Virginia Railroad)
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

55 Edison Avenue
West Babylon, NY  11704
(Address of Principal Executive Offices, including Zip Code)

(212) 750-0373
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed to timely disclose events required to be disclosed on Form 8-K with respect to the consummation, on December 2, 2011 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 1, 2011 (the “Merger Agreement”), by and among Pittsburgh & West Virginia Railroad, a Pennsylvania business trust (“PW”), Power REIT, a Maryland real estate investment trust and wholly owned subsidiary of PW (“Power REIT”), and Power REIT PA, LLC, a Pennsylvania limited liability company and wholly owned subsidiary of Power REIT (“Power REIT PA”), and for the purpose of establishing Power REIT as the successor issuer to PW pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to the Merger Agreement, on the Closing Date, Power REIT PA merged with and into PW, with PW surviving as a wholly owned subsidiary of Power REIT (the “Reincorporation Merger”).  Holders of PW common shares received one newly issued common share, $0.001 par value per share, of Power REIT for each common share of PW they owned at the effective time of the Reincorporation Merger.  After the Closing Date, we expect that Power REIT’s shares will be listed for trading on the NYSE Amex under the symbol of “PW.”

ITEM 1.01 — ENTRY INTO DEFINITIVE MATERIAL AGREEMENT

On December 1, 2011, PW, Power REIT and Power REIT PA entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).  The Board of Trustees of each of PW and Power REIT has approved the merger of PW and Power REIT PA pursuant to the terms and conditions of the Merger Agreement and subject to all regulatory approvals required.  Pursuant to the Merger Agreement, Power REIT PA will be merged with and into PW, with PW continuing as the surviving entity and becoming a wholly owned subsidiary of Power REIT (the “Reincorporation Merger”).  The Reincorporation Merger will not result in any immediate change to the business, policies, assets or liabilities of Power REIT.  Following the Reincorporation Merger, the principal executive offices of Power REIT will have the same address and telephone number as those of PW.

The description of the Merger Agreement contained herein does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included herewith as Exhibit 2.1 and the terms of which are incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 2, 2011, pursuant to the Merger Agreement, Power REIT PA merged with and into PW, with PW surviving as a wholly owned subsidiary of Power REIT (the “Reincorporation Merger”).  Pursuant to the Reincorporation Merger, holders of PW common shares received one newly issued common share, $0.001 par value per share, of Power REIT for each common share of PW they own, without any action of shareholders required, and PW survived the Reincorporation Merger with Power REIT PA as the surviving entity and became a wholly-owned subsidiary of Power REIT.  The law firm Leech Tishman Fuscaldo & Lampl LLC issued opinions dated December 2, 2011 regarding certain corporate and tax aspects of the Reincorporation Merger, copies of which are included herewith as Exhibits 5.1 and 8.1, respectively, and which are incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On November 30, 2011, Power REIT filed Articles of Amendment and Restatement to its Declaration of Trust (the “Amended Declaration”) with the State of Maryland Department of Assessments and Taxation.  As of the Closing Date, former shareholders of PW have received common shares of Power REIT (the “Power REIT Shares”).  Power REIT will be governed by the Amended Declaration, a copy of which is included herewith as Exhibit 3.1 and is incorporated herein by reference, as well as Power REIT’s Bylaws and the applicable laws of the State of Maryland, including the Maryland REIT Law and the Maryland General Corporation Law.  The terms of the Power REIT Shares have been previously described under the “Description of Securities to Be Registered” and “Comparison of Shareholder Rights Under Pennsylvania and Maryland Law” sections of the Registration Statement on Form S-4 (File No. 333-177802) filed by Power REIT, which sections are incorporated herein by reference.

ITEM 5.03 AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 30, 2011, Power REIT filed Articles of Amendment and Restatement to its Declaration of Trust (the “Articles”) with the State of Maryland Department of Assessments and Taxation.   A copy of the Articles is included herewith as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On December 2, 2011, Power REIT and PW issued a joint press release announcing the consummation of the Reincorporation Merger.  A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.1*	Agreement and Plan of Merger by and among Pittsburgh & West Virginia Railroad, Power REIT and Power REIT PA, LLC, dated December 1, 2011.

3.1*	Articles of Amendment and Restatement of Declaration of Trust of Power REIT, filed November 30, 2011.

3.2**	Bylaws of Power REIT.

5.1*	Legal Opinion of Leech Tishman Fuscaldo & Lampl LLC, dated December 2, 2011.

8.1*	Tax Opinion of Leech Tishman Fuscaldo & Lampl LLC, dated December 2, 2011.

99.1*	Joint Press Release, dated December 2, 2011.

*	Filed herewith
**	Previously filed with the Registration Statement on Form S-4 filed on November 7, 2011 (Registration No. 333-177802).

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the undersigned registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on December 2, 2011.

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman of the Board

PITTSBURGH & WEST VIRGINIA RAILROAD

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Pittsburgh & West Virginia Railroad, Power REIT and Power REIT PA, LLC, dated December 1, 2011.
3.1*	Articles of Amendment and Restatement of Declaration of Trust of Power REIT, filed November 30, 2011.
3.2**	Bylaws of Power REIT.
5.1*	Legal Opinion of Leech Tishman Fuscaldo & Lampl LLC, dated December 2, 2011.
8.1*	Tax Opinion of Leech Tishman Fuscaldo & Lampl LLC, dated December 2, 2011.
99.1*	Joint Press Release, dated December 2, 2011.

*	Filed herewith
**	Previously filed with the Registration Statement on Form S-4 filed on November 7, 2011 (Registration No. 333-177802).